UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 26, 2012

Date of report (date of earliest event reported)

Raymond James Financial, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction

of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716

(Address of Principal Executive Offices) (Zip Code)

(727) 567-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 26, 2012, Raymond James Financial, Inc. (the “Company”) closed the public underwritten offering (the “Offering”) of $250,000,000 aggregate principal amount of the Company’s 5.625% Senior Notes due 2024 (the “Notes”), pursuant to an Underwriting Agreement, dated March 21, 2012, among Raymond James Financial, Inc. and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named on Schedule II thereto (collectively, the “Underwriters”). The Notes were issued pursuant to a Senior Indenture dated as of August 10, 2009 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by a Fourth Supplemental Indenture, dated as of March 26, 2012 (the “Fourth Supplemental Indenture”). The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-159583).

The Underwriting Agreement is filed as Exhibit 1.1 and the Fourth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and each is incorporated herein by reference. The foregoing description of the Notes and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

On March 21, 2012, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. On March 26, 2012, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 1.1	Underwriting Agreement, dated March 21, 2012, among Raymond James Financial, Inc. and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named on Schedule II thereto.

Exhibit 4.1	Fourth Supplemental Indenture, dated as of March 26, 2012, between Raymond James Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2	Specimen 5.625% Senior Note due 2024.

Exhibit 5.1	Opinion of Paul L. Matecki, Esq.

Exhibit 5.2	Opinion of Morrison & Foerster LLP.

Exhibit 23.1	Consent of Paul L. Matecki, Esq. (included in Exhibit 5.1).

Exhibit 23.2	Consent of Morrison & Foerster LLP (included in Exhibit 5.2).

Exhibit 99.1	Press release dated March 21, 2012 issued by Raymond James Financial, Inc.

Exhibit 99.2	Press release dated March 26, 2012 issued by Raymond James Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: March 26, 2012	By:	/s/ Jeffrey P. Julien
	Name:	Jeffrey P. Julien
	Title:	Executive Vice President - Finance and Chief Financial Officer